UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Outlook Therapeutics, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

 Your Vote Counts!  OUTLOOK THERAPEUTICS, INC. 111 S. WOOD AVE  UNIT #100  ISELIN, NJ 08830  OUTLOOK THERAPEUTICS, INC.  2026 Special Meeting  Vote by July 15, 2026 11:59 PM Eastern Time  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  T00828-S38550  You invested in OUTLOOK THERAPEUTICS, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Special Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on July 16, 2026.  Get informed before you vote  View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior  to July 2, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  July 16, 2026  9:00 AM, Central Time  Cooley LLP  110 N Wacker Dr Suite 4200  Chicago, IL 60606

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  T00829-S38550  1a. Approval of the potential issuance of shares of our common stock underlying (i) common warrants (the “Private Placement Warrants”) to purchase up to 16,129,033 shares of common stock issued in April 2026 and (ii) placement agent warrants (the “Placement Agent Warrants”) to purchase up to an aggregate of 2,258,064 shares of common stock, consisting of Placement Agent Warrants to purchase up to 1,129,032 shares of common stock issued in April 2026 and Placement Agent Warrants to purchase up to 1,129,032 shares of common stock that are issuable upon exercise of the Private Placement Warrants, in each case in connection with a registered direct offering of shares of our common stock and a concurrent private placement of accompanying warrants.  For  1b. Approval of the potential issuance of shares of our common stock underlying previously issued common warrants to purchase up to 2,142,854 shares of common stock.  For  2. Approval of the amendment of our Restated Certificate of Incorporation, as amended, to increase the total number of shares of our common stock authorized for issuance from 260,000,000 shares to 600,000,000 shares.  For  3. Approval of the amendment of our Restated Certificate of Incorporation, as amended to effect a reverse stock split of our issued and outstanding common stock, and a corresponding and proportionate reduction in the number of authorized shares of common stock, at a ratio of 1-for-10 to 1-for-50, to be determined in the sole discretion of the Board of Directors.  For  NOTE: In his discretion, the named proxy is authorized to vote on such other business that may properly come before the meeting or any adjournment or postponement thereof.  Voting Items  Board Recommends